UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2020

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	MDRX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01Completion of Acquisition or Disposition of Assets.

On December 31, 2020, Allscripts Healthcare, LLC, a North Carolina limited liability company (“Allscripts Healthcare”) and subsidiary of Allscripts Healthcare Solutions, Inc., a Delaware corporation (the “Company”), completed the previously-announced divestiture of substantially all of the assets of Allscripts Healthcare’s business commonly referred to as its CarePort Health business (“CarePort Business”) to Carbonite Buyer, Inc., a Delaware corporation (“Carbonite”), pursuant to a Purchase Agreement dated October 12, 2020, for a purchase price of $1.35 billion (the “CarePort Divestiture”). The CarePort Divestiture was structured as a sale of assets primarily related to the CarePort Business (and the transfer of certain liabilities in connection therewith) by Allscripts Healthcare to Carbonite.

The CarePort Purchase Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 15, 2020 and is incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities.

The Company completed the issuance of a warrant to a commercial partner on December 31, 2020, as part of a new and expanded commercial relationship, pursuant to which the warrant holder has the right to purchase 1.5 million shares of the Company’s common stock at an exercise price of $9.82 per share (the closing price of the Company’s common stock on the date definitive agreements with respect to the new and expanded commercial relationship were executed), subject to customary anti-dilution adjustments. The warrant vests in four equal annual installments of 375,000 shares beginning on December 31, 2020 with each additional installment vesting annually thereafter. The warrant expires on December 31, 2026 and becomes void if certain specified changes to the parties’ commercial relationship occur. The warrant was issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act and rules promulgated thereunder and corresponding provisions of state securities laws. The commercial partner is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Item 7.01Regulation FD Disclosure.

On January 4, 2021, the Company issued a press release announcing the completion of the CarePort Divestiture. A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial information of the Company giving effect to the CarePort Divestiture is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release issued by Allscripts Healthcare Solutions, Inc. on January 4, 2021

99.2	Unaudited Pro Forma Consolidated Financial Information of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: January 4, 2021	By:	/s/ Eric Jacobson
Eric Jacobson
Senior Vice President and Corporate Secretary